THIS LEASE  AGREEMENT is made and entered into this 10th day of JULY,  1997 by and between Steven E. Allen & Kenneth L. Franklin, hereinafter called the "Lessor," and MESA Marketing, Inc., a Florida corporation, hereinafter called the "Lessee."

                              W I T N E S S E T H:

     WHEREAS, the Lessor is the owner of that property located at 1648 Metropolitan Circle Tallahassee, Florida, and depicted in "Exhibit A" attached hereto and by reference made a part hereof, hereinafter referred to as the "Premises"; and

     WHEREAS, the Lessee is desirous of leasing the Premises from the Lessor, and the parties hereto have reached an agreement as to terms of such Lease.

     NOW, THEREFORE, in consideration of the hereinabove set forth premises and in consideration of the hereinafter set forth covenants and agreements, the Lessor does hereby lease to the Lessee, and the Lessee does hereby lease from the Lessor, the Premises, subject in the following terms and conditions:

     1. The Lessor covenants that it has good title to the Premises, and that the Lessee, upon paying the rentals herein reserved and upon its observing, performing and keeping all and singular the covenants and agreements herein specified to be kept and performed by the Lessee, shall, and may lawfully, peacefully and quietly have, hold, use, occupy, possess and enjoy the Premises hereby leased for and during the term hereof, without any hindrance, eviction, molestation or interruption of or by the Lessor, or any person or persons.

     2. The Lessee agrees to accept the Premises in the condition existing on the date of this commencement of the term.

     3. The Lessor agrees to, and does hereby, lease the Premises to the Lessee for a term of ten (10) years commencing on July 10, 1997, (the "Commencement Date") and ending at midnight on July 9, 2007.

     4. The Lessee shall pay to the Lessor upon the execution of this agreement the sum of $1,000.00 to be held by the Lessor as security for the performance, payment and satisfaction by the Lessee of all terms, obligations and liabilities under this agreement.

     5. As rent for the Premises for the original term, the Lessee agrees to pay to the Lessor at 1648 Metropolitan Cir. Tallahassee, Florida, or at such other place as may be designated in writing by the Lessor, as minimum rent, the total sum of $26,964.00, which includes all sales taxes, which shall be payable in equal monthly installments of $2,247.00, each commencing on August 10, 1997, and continuing on the 10th day of each and every month thereafter. The minimum rent shall increase each year, commencing one year from the Commencement Date and on each annual anniversary thereafter, by an amount equal to five percent (5%) of the minimum rent due and payable during the preceding year.

     6. All real property taxes assessed against the Premises shall be paid by the Lessor as the same shall become due. The Lessee agrees to pay all taxes assessed against personal property owned by it on the Premises. The Lessee shall be responsible for and pay all sales or use taxes imposed upon this agreement or the lease payments hereunder. Such tax shall be due and payable with each lease payment.

     7. The Lessee agrees to indemnify, protect and save the Lessor harmless from any and all claims of others for injuries to persons or property arising out of the occupancy or operation of the Premises by the Lessee or resulting from the failure of the Lessee to perform or abide by any term or condition of this agreement.

     8. The Lessee agrees to maintain, at its own expense, during the full term of this Lease, a policy of public liability and property damage insurance issued by a reputable company authorized to do business in the State of Florida, in which policy the Lessor and the Lessee shall be named as co-insureds, and to furnish to the Lessor current certificates evidencing the existence of such insurance. Such policy shall provide personal injury coverage in an amount not less than $500,000.00, combined single limit, to cover all situations where any person or persons claim any damages as a result of personal injury, death or property damage in or upon the Premises or as a result of the use of the Premises by the Lessee. It is further understood and agreed that the Lessee at all times shall maintain the insurance coverage it is required to carry hereunder for the benefit of the Lessor with a provision in such insurance that there will be no cancellations without at least thirty (30) day written notice by the insurer to the Lessor.

     9. Provided the Lessee is not in default, the Lessee, upon expiration of this Lease, shall have the right to remove the furniture, furnishings and equipment which it may have installed on or in the Premises and which have not been permanently affixed to the Premises, provided, however, that the Lessee shall repair any and all damage to the Premises resulting from any such removal and fully restore the Premises. Any improvement incorporated into the realty shall become and remain the property of the Lessor.

     10. The Lessor shall be responsible for all mechanical, electrical, plumbing, exterior and structural maintenance as well as any repairs or maintenance of the grounds, plantings and parking areas and any major repairs which would be considered capital improvements for federal income tax purposes as opposed to repair and maintenance. The Lessee agrees to perform all interior maintenance of the Premises which would be considered ordinary and routine maintenance. The Lessor and the Lessee shall both perform all maintenance obligations provided under this agreement in a timely and reasonable manner to prevent loss, waste or inconvenience to the other party. Notwithstanding anything in this agreement to the contrary, the Lessee shall be responsible for and pay for all repairs and maintenance required to remedy any damages to the Premises caused by the Lessee or its guests or invitees. In the event either party fails to perform maintenance and repairs as required hereby, the other party may make any repairs to the Premises that have not been made by the responsible party and shall be entitled to reimbursement for the cost thereof on demand. Notwithstanding the foregoing, neither party shall make any repairs for which the party is responsible (except those of an emergency nature or those required by a governmental authority to be completed within a set period of time) until ten (10) days after written notice to the other party and such party's failure to make the necessary repairs. Additionally, neither party shall have the right to make repairs which are to be made by the other party solely for the pruposes of improving or upgrading conditions of the Premises. The Lessor shall have the right to enter the Premises at any reasonable time for the purpose of inspecting the same or for the pupose of doing anything that is required or allowed under this agreement.

     11. The Lessee shall not commit waste or permit waste to be committed in or upon the Premises, create or allow any nuisance to continue on the Premises or use the Premises for any unlawful purpose. The Lesses shall not make any alterations to the Premises without the Lessor's prior written consent.

     12. At the termination of this Lease, the Lessee shall surrender and deliver the Premises to the Lessor in at least as good condition as the same were at the commencement of the term, allowing for reasonable use and wear. The Lessee shall remove all business signs or symbols placed on the premises by it before redelivery of the premises to the Lessor, and shall restore the portion of the Promised on which they were placed to the same condition as before their placement.

     13. The Lessor shall have the right to approve the design and placement of any and all signs of any nature upon the exterior of the Premises; provided, however, that such approval shall not be unreasonably withheld.

     14. The Premises shall be used for general office purposes. The Lessee agrees to abide by all Rules, regulations and restrictions set forth in "Exhibit B" attached hereto and by reference made a part hereof. Any violation of any of the said rules, regulations or restrictions shall constitute a default under this agreement. The Lessee shall be responsible for and pay all costs and expenses incurred by the Lessor as a result of any violation of any rule, regulation or restriction. THe Lessee agrees it shall not keep anything within the Premises or use the Premises for any purpose which will invalidate any insurance policy(s) carried on the Promises by the Lessor or cause the rates on any such policy to be increased.

     15. If, at any time during the original or any renewal term hereof, the Premises shall be partially damaged by fire, windstorm or other casualty, but the extent thereof is not sufficient to deprive the Lessee of more than 25% of the floor space of the Premises or use of the Premises in a reasonable fashion for the purposes for whcih such Premises have been leased, this Lease shall continue in full force and effect. The Lessee shall notify the Lessor in writing of any damage due to fire, windstorm or other casuality within a reasonable period of time after discovering such damage. If, at any time during the term of the original or any renewal term hereof, the Premises shall be partially or totally damaged by a casualty and the extent of such damage shall be sufficient to deprive the Lessee of more than 25% of the floor space of the Premises or shall damage the Premises in such a manner that Lessee may not reasonably use such Premises for its purposes under this Agreement, and repairs of such casualty may not reasonably be completed within thirty (30) days, either party may elect to terminate this Agreement by notifying the other party in writing of such election within fifteen (15) days from the date the party giving Notice received notice of the damage. In the event of the Lessee's election to terminate this Lease or in the event of damage to the Premises and continuation of this Agreement, the Lessee shall pay rent on a prorated basis to the date of occurrence of such damage if this Agreement shall terminate or on a prorated basis to the extent of reduction and use of the Premises based on the percentage of usable floor space or the Premises until the date of the completion of repairs.

     16. If all of the Premises shall be taken under the right of eminent domain by any authority having the right of condemnation, or if a portion of the Premises is so condemned as will prevent the practical use of the Premises for the Lessee's purpose, this Lease, and all obligations hereunder, shall terminate on the date title vests pursuant to such proceedings, The Lessor shall be entitled to all sums paid or payable with regard to any such taking except for any business damages which the Lessee might be separately entitled to from such condemning authority.

     17. Unless the written consent of the Lessor is first obtained, the Lessee shall have no right, during the term of this Lease, or any renewal term, to sublet all or any portion of the Premises, or to assign this Lease, either in whole or in part, and such consent shall not be unreasonable withheld. In the event the Lessor consents to such subletting or assignment, no such subletting or assignment shall release the Lessee form any of the obligations under the terms of this Lease, and the Lessor shall, at all times, have the right to look to the Lessee for the performance of all the covenants to be performed on the part of the Lessee.

     18. If the Lessee remains in possession of the Premises after the expiration of this Lease, or any renewal term, without the execution of a new lease, is shall be deemed to be occupying the Premises as a tenant from month-to-month, subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicahble to a month-to-month tenancy, except that the monthly rental shall b eequal to 150% of the monthly installments due during the last year of the lease term.

     19. The Lessor reserves the right to enter the Promises at reasonable times to inspect the Premises. The Lessor may, at any time within one hundred and twenty (120) days before the expiration of the initial term of this Lease or any renewal term, enter the Premises at reasonable hours for the purpose of offering the Premises for rent or sale, and place "For Rent" or "For Sale" signs on the exterior of the Premises.

     20. The Lessee agrees to pay all electric, water, gas, sewer, and utility charges. The Lessee agrees to provide and pay for all janitiorial services and supplies and keep the Premises in a clean and sanitary condition.

     21. The Lessee further covenants with the Lessor that if the rent or any part thereof is not paid when it becomes due, or if the Lessee shall violate or neglect any covenant, agreement or stipulation herein contained on its part to be kept, performed or observed and such defaul does or reasonably will result in damages to the Lessor, then, in addition to the other remedies or causes of action now or hereafter provide by law, the Lessor, at its option, may enter and take possession of the Premises immediately, and may remove all persons, furniture, fixtures and equipment from the Premises, at the Lessee's expense, in order to recover at once, full and exclusive possession of the Premises, and such entry shall not operate as a waiver or satisfaction, in whole or in part, of any claim or demand arising out of, or connected with, any breach or violation by the Lessee of any covenant or agreement on its part to be performed. Should the Lessor elect to re-enter , as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, the Lessor may either terminate this lease or it may from time to time, without terminating this lease, re-let the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rent or rents and on such other terms and conditions as the Lessor in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises. On each such re-letting:

     (a) The Lessee shall be immediately liable to pay to the Lessor, in addition to any indebtedness other than rent due hereunder, the expenses of such re-letting and of such alterations and repairs, incurred by the Lessor, and the amount, if any, by which the rent reserved in this lease for the period of such re-letting (up to but not beyond the term of this lease) exceeds the amount agreed to be paid as rent for the Premises for such period on such re-letting; or

     (b) At the option of the Lessor, rents received by the Lessor from such re-letting shall be applied first, to the payment of any indebtedness, other than rent due hereunder from the Lessee to the Lessor; second, to the payment of any expenses of such re-letting and of any alterations and repairs; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by the Lessor and applied in payment of future rent as the same may become due and payable.

     If any event of default occurs, the Lessor shall have the right, at its option, to declare the rents for the entire remaining term and other indebtedness, if any, immediately due and payable without regard to whether possession shall have been surrendered to or taken from Lessor and may commence action immediatedly thereupon and recover judgment therefor.

     In any event of default occurs, the Lessor shall further have the right to remove all or any part of the Lessee's property from the Premises, and any property removed may be stored in any public warehouse or elsewhere at the cost of the Lessee, and the Lessor shall not be responsible for the care or safekeeping thereof, and the Lessee hereby waives any and all loss, destruction and/or damage or injury which may be occasioned by any of the aforesaid acts.

     The foregoing rights of the Lessor shall be in addition to all other rights and remedies available to the Lessor under law or in equity.

     23. Any notice required or desired to be given to either party shall be in writing and be sent by certified mail, return receipt requested, postage prepaid, or by hand-delivery.

     24. The Lessee agrees that this Lease shall be subordinate to any existing or future mortgages encumbering the Premises or any revewals or extensions thereof.

     25. The Lessee shall not take any action or allow any act to be done which would create a mechanic's lien upon the Lessor's interest in the real property and shall keep the Lessor's interest from any liens arising from any work or improvements performed for, by or on behalf of the Lessee. Any person or entity performing any work upon or furnishing any materials to the Promises shall look solely to the Lessee's leashold interest herein. In the event any lien is placed upon the Premises, the Lessee shall have the same transferred to a bond within ten (10) days after receiving notice of the filing thereof.

     26. If, at any time during the term of this Lease or any extensions thereof, a petition has been filed to have the Lessee adjudicated a bankrupt, or a petition for reorganization or arrangement under any of the laws of the United States Bankruptcy Act be filed by the Lessee or be filed against the Lessee and not be dismissed within sixty (60) days from the date of such filing, or if the Lessee has filed a petition to be adjudicated a bankrupt, or if the assets of the Lessee or the business counducted by the Lessee on the Premises be taken over or sequestered by a trustee or any other person pursuant to any judicial proceedings, or if the Lessee makes an assignment for the benefit of creditors, then the occurrence of any such act shall be deemed, at the option of the Lessor, to constitute a breach of this Lease by the Lessee. The Lessor, at its election, may terminate this Lease in the event or occurrence of any of the events enumerated herein, by giving not less than twenty (20) days' written notice to the Lessee or to the assignee or to the trustee or such other person appointed pursuant to any order of a court, and thereupon the Lessor may re-enter the Premises. However, the Lessor shall be entitled to exercise all available rights and remedies and to recover from the Lessee all moneys which may be due or become due, including damages resulting from the breach of the terms of this Lease by the Lessee.

     27. The Lessee shall at any time and from time to time within ten (10) days after written notice form the Lessor, execute, acknowledge and deliver to the Lessor a statement in writing certifying that this Agreement is in full force and effect, setting forth and confirming any amendments hereto, stating the amount of rental paid hereunder, the date to which rental payments have been made and acknowledging that there are not, to the Lessee's knowledge, any uncured defaults by the Lessor hereunder or specifying any defaults which may be claimed. Any such statement may be relied upon by any mortgagee or prospective purchaser of any portion or all of the Premises.

     28. In the event another party utilizes the services of an attorney at law in connection with any dispute which arises hereunder or to enforce any other provision of this Lease, then, in such event, the prevailing party shall be entitled to recover its legal expenses, including a reasonable attorneys' fee, whether incurred in connection with legal proceedings or not and if legal proceedings are instituted, then to recover reasonable attorneys' fees on both the trial and appellate level.

     29. This agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and assigns.

     30. This lease contains the entire agreement of the parties hereto with respect to the matters covered hereby, and no other agreement, statement, or promise made by any party hereto, or to any employee, officer or agent of any party hereto, which is not contained herein, shall be binding or valid. No modification of this lease shall be binding on the parties unless it is in writing and executed by both the Lessee and the Lessor.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their respective hands and seals the day and year first above written.

WITNESSES:

/s/  [ILLEGIBLE]                        /s/  [ILLEGIBLE]
---------------------------             ---------------------------
     [ILLEGIBLE]                             [ILLEGIBLE]
                                             "LESSOR"

/s/  [ILLEGIBLE]
---------------------------
     [ILLEGIBLE]



/s/  [ILLEGIBLE]                        /s/  [ILLEGIBLE]
---------------------------             ---------------------------
     [ILLEGIBLE]                             [ILLEGIBLE]
                                             President--MESA Marketing, Inc.

/s/  [ILLEGIBLE]
---------------------------
     [ILLEGIBLE]

                         [FLOOR PLAN FOR THE 1st FLOOR]



                                                                     EXHIBIT "A"

                      RULES, REGULATIONS AND RESTRICTIONS

     The following rules, regulations and restrictions shall govern and control the use by the Lessee and the Lessee's guests, invitees and employees of the
Premises:

     1. No flamable or explosive material shall be allowed or kept within the Premises.

     2. No animal of any kind shall be allowed or kept within the Premises.

     3. No tobacco products of any nature, including, but not limited to, cigarettes, cigars, pipe tobacco, chewing tobacco and snuff, shall be used or allowed within the Premises.

     4. All refuse and trash shall be kept in sanitary containers and removed from the Premises on a daily basis.

     5. All furniture, equipment and supplies shall be placed in the Premises and moved with due care, proper equipment and sufficient labor to prevent any damage to flooring, walls or wall coverings.

     6. The Premises shall be kept free of all trash, debris and accumulated dirt, dust and grime. Flooring shall be routinely washed, vacuumed or polished (as dictated by the type of flooring and the manufacturer's recommendations).


                                        [ILLEGIBLE]
                                        -----------------------------
                                        Initials


                                        [ILLEGIBLE]
                                        -----------------------------
                                        Initials


                                  "EXHIBIT D"

                                LEASE AGREEMENT

                                  ADDENDUM #1

     The lease agreement made and entered into on the 10th day of July 1997 by and between Steven E. Allen & Kenneth L. Franklin, hereinafter called the "Lessor", and MESA Marketing, Inc., a Florida corporation, hereinafter called the "Lessee".

                                  WITNESSETH:

     Section 3, Page 1. Terms: The original lease agreement is herein amended to reflect the following change:

     3. The Lessor agrees to, and does hereby, lease the Premises to the Lessee for a term of ONE (1) year commencing on August 1, 1997 (the "Commencement Date") and ending at midnight on July 31, 1998. Lessor further agrees to extend two (2) options to renew the present agreement for an additional four (4) year term (per option), at the terms and conditions as stated within the original lease agreement.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their respective hands and seals this 15th day of August, 1997.


WITNESSES:


/s/  [ILLEGIBLE]                        /s/  [ILLEGIBLE]
---------------------------             ---------------------------
     [ILLEGIBLE]                             [ILLEGIBLE]
                                             "LESSOR"

/s/  [ILLEGIBLE]
---------------------------
     [ILLEGIBLE]



/s/  [ILLEGIBLE]                        /s/  [ILLEGIBLE]
---------------------------             ---------------------------
     [ILLEGIBLE]                             "LESSEE"
                                             MESA Marketing, Inc.

/s/  [ILLEGIBLE]
---------------------------
     [ILLEGIBLE]